UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

CHILDTIME LEARNING CENTERS, INC.

(Exact name of registrant as specified in its Charter)

Michigan	0-27656	38-3261854

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21333 Haggerty Road, Suite 300, Novi, Michigan	48375

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 697-9000

N/A

(Former name or former address, if changed since last report)

Items 1 — 6. Not applicable
Items 8 — 11. Not applicable
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release, dated July 1, 2004

Items 1 – 6.            Not applicable.

Item 7.                      Financial Statements and Exhibits.

     (a) – (b)                     Not applicable.

     (c)                               Exhibits.

99.1	Press Release issued July 1, 2004, announcing the Company’s results for the fourth quarter and the year of fiscal 2004.

Items 8 – 11.           Not applicable.

Item 12.                   Results of Operations and Financial Condition.

     On July 1, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing its results for the fourth quarter and the fiscal year ended April 2, 2004. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 12 by reference. The information in this report and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILDTIME LEARNING CENTERS, INC.
Date: July 1, 2004	By:	/s/ Frank M. Jerneycic
Frank M. Jerneycic
Its: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release July 1, 2004, announcing the Company’s results for the fourth quarter and the year of fiscal 2004.